Exhibit 99.1

First Midwest Bancorp, Inc.

Presentation Materials

November 2018

2017 Was Transformative

1. **Our multi-year investment in talent and infrastructure enabled us to**
   - Generate robust, diverse loan and fee-based revenue growth
   - Strengthen our core deposit foundation
   - Improve and add flexibility to our capital mix
   - Create capacity for growth, efficiency of scale

2. **We added $2.6bn in total assets and $1.0bn in trust AUM through 2 strategic acquisitions**

3. **We created significant momentum for future earnings growth**
   - Entered 2018 as a $14bn commercial bank, with $11bn of AUM
   - Enhanced our position as a premier, Midwest-based commercial bank meeting the financial needs of our clients

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

First Midwest Today

A Premier Commercial Bank

- 3rd largest independent Illinois-based bank[1]
- $15.0bn in total assets
- $11.5bn in total deposits
- Over 2,000 colleagues
- Multi-state, Midwestern reach

With a Robust Distribution Network


Chicago
Moline
Champaign

Assets have grown at 12% CAGR since 2013


Waukegan Savings, Palos Bank, Peotone Bank, 1st Dupage ($0.9bn)
$8.3bn
2013
Popular branches, Great Lakes Bank, National Machine Tool ($1.3bn)
$9.4bn
2014
Peoples Bank ($110mm)
$9.7bn
2015
NB&T ($0.7bn)
$11.4bn
2016
Standard ($2.6bn)
$14.1bn
2017
$15.0bn
Q3 '18
Northern States - Q4 '18 Close ($0.6bn)

Source: Company filings and SNL Financial
Note: Financial information reflects data as of September 30, 2018.
Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.
[1] Excludes MB Financial, Inc. due to pending merger with Fifth Third Bancorp.

Driving Our Strategic Focus

Highest Quality Team

- **Sustain high engagement**
  - Client-focused model
- **Developing talent**
  - Succession, building depth
  - Targeted training to support business initiatives

Grow/Diversify Revenue

- **Relationship focused**
  - Balanced commercial growth
- **Business expansion**
  - Geographic, small business, fee businesses
- **Aligned M&A**

Balance Risk/Investment

- **Leverage infrastructure**
  - Technology investments
  - Capital allocation
- **Aligned risk and compliance**
- **Maintain credit culture, improve process**



Strategic M&A
Core Execution
Build Growth Businesses
(Wealth, Mortgage, Specialty, Treasury Management, Small Business)
Top Tier Returns
"Delivering Excellence": A Platform for Growth

And Our Core Beliefs

- **Relationship-based Model Remains Our Best Path to Success**
  - Driven by culture and talent investments
  - Leverages diversified business mix and strong core funding
- **Investments Already Made to Out-pace Market In Near Term**
  - Executive leadership, line of business talent
  - Standard, Premier and NB&T integrations
  - Specialty business lines
- **Chicago's Size and Breadth Anchors the Midwest**
  - #11 Deposit Share in Chicago MSA(1); #2 in South Metro
  - Broader geographic reach diversifies and lessens risk
- **Infrastructure Maturing, Creating Capacity**
  - System and process enhancements
  - Business unit efficiency
- **M&A Provides Expansion Opportunities and Scale**
  - Completed Northern States acquisition in Q4 '18

Source: SNL Financial
Note: Deposit share information reflects data reported annually as of June 30, 2018.
Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.
(1)Excludes MB Financial, Inc. due to pending merger with Fifth Third Bancorp.

Investment Highlights

1. Premier Midwest-based Commercial Bank with Attractive Operational Footprint

2. Relationship-driven Strategy, Supported by Leading Core Deposit Foundation

3. Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit

4. Underlying Operating Performance, Aided by "Delivering Excellence"

5. Platform for and Track Record of Integrating Accretive, Attractive Acquisitions

Financial Results

	Quarters Ended		
	Q3 '17	Q2 '18	Q3 '18
NII	$ 120	$ 127	$ 132
Loan Loss Provision	10	12	11
Noninterest Income	40	37	35
Net Securities Gains	3	—	—
Noninterest Expense	97	113	96
Income before Income Taxes	56	39	60
Income Tax Expense	18	10	7
Net Income	$ 38	$ 29	$ 53
EPS	$ 0.37	$ 0.29	$ 0.52
EPS, Adjusted[(1)]	$ 0.33	$ 0.40	$ 0.46
ROATCE	14.0%	10.8%	18.6%
ROATCE, Adjusted[(1)]	12.4%	14.8%	16.5%
Efficiency Ratio[(1)]	59%	60%	56%

Highlights

- **Generated EPS of $0.52, up from $0.29 and $0.37 for Q2 '18 and Q3 '17, respectively**
  - EPS, adjusted[(1)] of $0.46, up 15% and 39% from Q2 '18 and Q3 '17
  - Certain tax benefits impacted EPS by $0.08; Delivering Excellence implementation costs impacted EPS by $0.02
- **Produced ROATCE, adjusted[(1)] of 16.5%, up from 14.8% at Q2 '18 and from 12.4% at Q3 '17**
- **Q3 '18 net income reflects:**
  - Higher NII due to interest rates and growth in assets, partially offset by lower accretion and higher cost of funds
  - Lower noninterest expense, adjusted[(1)] as Delivering Excellence recurring benefits begin to be realized

Dollars in millions, except per share data
Source: Company filings
Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.
[(1)]Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Financial Information" slides for detail.

Low Cost Core Funding

Average Deposits and Composition



4% Growth in Average Deposits
$11,143
$11,179
$11,024
$11,378
$11,559
14% 14% 16% 16% 17%
18% 18% 16% 16% 15%
18% 18% 18% 18% 19%
18% 18% 18% 18% 17%
32% 32% 32% 32% 32%
83% Core
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Demand
Savings
NOW
Money market
Time

Cost of Deposits



0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.38% 0.40% 0.45% 0.54% 0.66%
0.16% 0.17% 0.22% 0.28% 0.36%
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
FMBI
Peers[1]

- **Increasing deposit costs due to higher time deposit balances and limited pricing pressure**
- **Mix relatively unchanged, 61% retail, 27% commercial, 12% public**

Strong Core Deposit Foundation

Dollars in millions
Source: Company filings and SNL Financial
Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.
[1]Refer to the Company's 2018 Annual Meeting Proxy Statement for a detailed list of the Company's peer group.

Diversified Loan Portfolio

Growing, Diversifying Our Loan Portfolio



6% Growth in Gross Loans
$10,390
$10,438
$10,677
$10,892
$11,051
18%
30%
14%
38%
18%
30%
14%
38%
19%
30%
13%
38%
19%
29%
13%
39%
20%
28%
12%
40%
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
C&I and agriculture
Owner-occupied CRE
Investor CRE
Consumer

Credit Trends



0.80%
0.60%
0.40%
0.20%
0.00%
0.52%
0.29%
0.24%
0.21%
0.42%(2)
0.38%(1)
2014
2015
2016
2017
YTD '18
NCOs/ Avg Loans(2)

- **YTD '18 NCOs include the final resolution of two corporate relationships**
- **NCOs/Avg Loans levels within normalized range**

Dollars in millions
Source: Company filings and reports
Note: Loan portfolio data as of September 30, 2018.
Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.
[1] NCOs calculated for the twelve months ended September 30, 2018.
[2] Annualized based on the number of days for each period presented.

Operating Performance Strong Away from Headwinds

NIM, Adjusted[(1)]


3.80%
3.70%
3.60%
3.50%
3.62%
3.64%
3.64%
3.77%
3.79%
- Benefits of higher rates and growth more than offset higher funding costs
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18

Fee Income Ratio[(1)]


23%
22%
21%
20%
19%
18%
22%
22%
22%
21%
20%
- Impacted by strong NII growth in rising rate environment and fee income fluctuations that can occur quarter to quarter
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18

Efficiency Ratio[(1)]


62.0%
61.0%
60.0%
59.0%
58.0%
57.0%
56.0%
55.0%
59%
61%
61%
60%
56%
- Recurring benefits of Delivering Excellence begin to be realized in Q3 '18
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18

EPS, Adjusted[(1)]


$0.60
$0.40
$0.20
- Benefits from higher interest rates, strong loan growth, and lower operating expenses
$0.33
$0.34
$0.33
$0.40
$0.46
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18

Source: Company filings and reports

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

[(1)] Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Financial Information" slides for detail.

Recent Acquisitions

Recent Acquisition History

Target Company	Year Founded	Close Date	At Announcement Assets	At Announcement Deposits	At Announcement AUM
Bank Acquisitions					
Northern States Financial	1962	Oct-2018	$0.5	$0.4	—
Standard Bancshares	1947	Jan-2017	$2.5	$2.2	$0.3
NI Bancshares	1867	Mar-2016	$0.6	$0.6	$0.7
Peoples Bancorp	1999	Dec-2015	$0.1	$0.1	—
Great Lakes Financial	1896	Dec-2014	$0.6	$0.5	—
Branch Acquisitions					
Popular Community Bank	—	Aug-2014	$0.7	$0.7	—
Non-Bank Acquisitions					
Premier Asset Management	2001	Feb-2017	—	—	$0.6
National Machine Tool	1986	Sep-2014	—	—	—
			$5.0	$4.5	$1.6

Driving Operating Leverage



3.45%
3.25%
3.05%
2.85%
2.65%
3.27%
3.17%
3.10%
2.98%
2.82%
2014
2015
2016
2017
2018 LTM
Noninterest Expenses / Avg Assets

Balance of Acquired and Organic Asset Growth[1]



Total Asset CAGR: 12%
Organic Asset CAGR: 7%
Organic Growth
Acquisitions
$9.4
$1.3
$8.1
$9.7
$1.4
$8.3
$11.4
$2.0
$9.4
$14.1
$4.5
$9.6
$15.0
$4.5
$10.5
2014
2015
2016
2017
Q3 '18

Dollars in billions

Source: Company regulatory filings and SNL Financial

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

[1] Assumes reported assets less acquired assets (based on closed acquisitions at that time, unless otherwise noted) is equivalent to organic asset growth.

First Midwest Bancorp, Inc.

Financial Review and Outlook

Q3 '18 Financial Highlights

EPS

- Generated EPS of $0.52 compared to $0.29 and $0.37 for Q2 '18 and Q3 '17, respectively, includes $0.08 due to certain income tax benefits and $0.02 due to Delivering Excellence implementation costs
  - Increased EPS, adjusted[(1)] to $0.46, up 15% and 39% from Q2 '18 and Q3 '17, respectively
  - Produced ROATCE, adjusted[(1)] of 16.5%, up 170 bps and 410 bps from Q2 '18 and Q3 '17, respectively

Loans and Deposits

- Grew loans to $11bn, up 6% annualized from Q2 '18 and 6% from Q3 '17
- Increased total average deposits to $11.6bn, up 2% from Q2 '18 and 4% from Q3 '17

NII and NIM

- Expanded NII to $132mm, up 4% from Q2 '18 and 10% from Q3 '17
- Increased NIM to 3.92%; NIM, excluding accretion[(1)] up 2 bps compared to Q2 '18 and 17 bps from Q3 '17

Asset Quality

- NCOs to average loans, annualized of 0.29%, down from 0.36% for Q2 '18 and 0.30% for Q3 '17
- Reported NPAs to total loans plus OREO of 0.74%, up 4 bps from Q2 '18 and down 12 bps from Q3 '17

Noninterest Income

- Down 3% from Q2 '18 and 2% from Q3 '17 excluding the accounting reclassification and net securities gains; impacted by lower capital market products income

Noninterest Expense

- Improved efficiency ratio[(1)] to 56%, down from 60% in Q2 '18 and 59% in Q3 '17

Dividends

- Declared dividends per share of $0.11, consistent with Q2 '18 and up 10% from Q3 '17

Completed Northern States Acquisition in Q4 '18; Adding to the Company's Strong Core Deposit Base

Source: Company filings

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

[(1)]These financial measures exclude certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.

Net Interest Income

Net Interest Income Composition and Trend

	Quarters Ended				
	Q3 '17	Q4 '17	Q1 '18	Q2 '18	**Q3 '18**
Total interest-earning assets	$12,544	$12,541	$12,752	$13,181	**$13,473**
NIM[1]	3.86 %	3.84 %	3.80 %	3.91 %	**3.92 %**
Accretion	(0.24)%	(0.20)%	(0.16)%	(0.14)%	**(0.13)%**
NIM, adjusted[1]	3.62 %	3.64 %	3.64 %	3.77 %	**3.79 %**
Tax reform impact on FTE	N/A	N/A	0.03 %	0.03 %	**0.03 %**



$120
$8
$119
$6
$119
$5
$128
$4
$132
$5
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
NII
Accretion
Tax-equivalent adjustment

Dollars in millions

Source: Company filings

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

[1] This is a non-GAAP financial measure. See the accompanying "Non-GAAP Financial Information" slides for detail.

Highlights

- **NII up 4% from Q2 '18 and 10% from Q3 '17**
  - Accretion consistent with Q2 '18 and down $3mm from Q3 '17
- **NIM, adjusted[1] of 3.79%, up 2 bps from Q2 '18 and 17 bps from Q3 '17**
  - Reflective of higher rates and earning asset growth, partially offset by higher funding costs
- **Strong core deposits base allowed for controlled funding costs through 5 rate hikes since Q3 '17**

Noninterest Income

Noninterest Income Composition and Trend

	Quarters Ended				
	Q3 '17	Q4 '17	Q1 '18	Q2 '18	**Q3 '18**
As reported	$ 43	$ 35	$ 36	$ 37	**$ 35**
Less: Net securities (gains) losses	(3)	5	—	—	—
Accounting reclassification	(4)	(4)	—	—	—
As adjusted[1]	$ 36	$ 36	$ 36	$ 37	**$ 35**



$43
$35
$35
$37
$35
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Deposit service charges
Wealth management
Card-based
Mortgage banking
Other noninterest income (2)

Highlights

- **Noninterest income, adjusted[1] down from Q2 '18 and Q3 '17**
  - Impacted primarily by lower capital products income, which fluctuates quarter to quarter
- **Assets under management of $11bn and wealth management fees grew 10% and 5%, respectively, from Q3 '17**

Dollars in millions
Source: Company filings and reports
Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.
[1] This is a non-GAAP financial measure. See the accompanying "Non-GAAP Financial Information" slides for detail.
[2] Other noninterest income includes merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

Noninterest Expense

Noninterest Expense Composition and Trend

	Quarters Ended				
	Q3 '17	Q4 '17	Q1 '18	Q2 '18	**Q3 '18**
As reported	$ 97	$ 102	$ 95	$ 113	**$ 96**
Accounting reclassification	(4)	(4)	—	—	**—**
Delivering Excellence implementation costs	—		—	(15)	**(2)**
Special bonus, charitable contribution	—	(4)	—	—	**—**
As adjusted[1]	$ 93	$ 94	$ 95	$ 98	**$ 94**



$97
$102
$4
$95
$113
$15
$96
$2
59%
61%
61%
60%
56%
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Salaries & benefits
Occupancy & equipment
Professional services
Technology
Merchant card
Other
Adjustments(1)
Efficiency ratio

Highlights

- **Noninterest expense, adjusted[1] of $94mm**
  - Down 4% from Q2 '18 and consistent with Q3 '17
  - $1mm of expense related to charitable contribution
- **Delivering Excellence implementation costs of $2mm, in-line with expectations**
- **Controlled expenses as Delivering Excellence recurring benefits begin to be realized**
  - Efficiency ratio[1] of 56%, down from 60% at Q2 '18 and 59% at Q3 '17
  - $2mm of recurring Delivering Excellence benefits realized

Dollars in millions
Source: Company filings
Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.
[1]This is a non-GAAP Financial measure. See the accompanying "Non-GAAP Financial Information" slides for detail.

Loan Portfolio and Credit Trends

NPAs



1.25%
1.00%
0.75%
0.50%
0.86%
0.89%
0.92%
0.70%
0.74%
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
NPAs / Loans + OREO

PPPLs



5.00%
4.00%
3.00%
2.00%
4.63%
4.41%
4.36%
3.05%
3.83%
2014
2015
2016
2017
Q3 '18
PPPLs / Corporate Loans

ACL



1.25%
1.00%
0.75%
0.50%
0.92%
0.93%
0.90%
0.90%
0.91%
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
ACL / Loans

Highlights

- **NPAs relatively stable; natural fluctuation from quarter to quarter**
- **PPPLs to corporate loans down 17% from 2014, reflecting strong overall credit performance**

Source: Company filings and reports

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Capital

	December 31,				September 30,
	2014	2015	2016	2017	**2018**
Company Regulatory Capital Ratios[1]:					
• **CET1 capital to RWA**	9.5%	9.7%	9.4%	9.7%	**9.9%**
• **Tier 1 capital to RWA**	10.2%	10.3%	9.9%	10.1%	**10.3%**
• **Total capital to RWA**	11.2%	11.1%	12.2%	12.1%	**12.3%**
Other Company Capital Ratios[2]:					
• **Tangible common equity to tangible assets**	8.4%	8.6%	8.1%	8.3%	**8.2%**
• **Tangible common equity to RWA**	9.8%	9.3%	8.9%	9.3%	**9.3%**
• **Dividend payout ratio[2]**	33.7%	34.2%	31.5%	40.6%	**29.2%**
• **Dividend payout ratio, adjusted[2][3]**	30.1%	31.8%	29.6%	29.0%	**28.0%**

Highlights

- 2018 capital ratios benefit from strong earnings, partially offset by loan growth
- Overall, strong earnings return capital to levels last achieved prior to acquisitions

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.
[1] Basel III Capital Rules became effective for the Company on January 1, 2015. As a result, ratios subsequent to December 31, 2014 are computed using the new rules and the prior periods presented are reported using the regulatory guidance at that time.
[2] Metrics for the nine months ended September 30, 2018.
[3] Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Financial Information" slides for detail.

Q4 '18 Outlook Recap

Outlook Updated to Include Northern States

Loans and Deposits

- Mid-single digit annualized growth excluding Northern States
- Low-single digit average deposit growth excluding Northern States; stable away from Northern States

NII/NIM

- NII up 3% to 4%
- NIM consistent with Q3 '18
  - NIM, excluding accretion modest decline reflecting Northern States mix
- Scheduled accretion of $5mm (including Northern States)

Noninterest Income

- Modest growth (low-single digit)

Noninterest Expense

- $94mm – $96mm, plus $2mm additional for Northern States
  - Delivering Excellence recurring benefit grows to $3mm

Asset Quality

- NCOs expected to remain in the 30 bps range
- Provision expense expected to remain approximately $10mm

Taxes

- Effective tax rate expected to be approximately 25%

Capital

- Modest growth in Total and CET1 capital; 30 bps migrates from Tier 1 to Tier 2 with crossing $15bn

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Building Our Future

Operating as a Larger Company

Infrastructure Maturing, Creating Capacity

We surpassed $10bn in total assets in Q1 '16, subject to expanded regulatory requirements in 2017

- Reduced interchange revenue by approximately $3mm per quarter (pre-tax), began 7/1/17
- Regulation by CFPB
- Additional regulatory expectations

2013
$8.3bn

2016
$11.4bn

Q3 '18
$15.0bn

Greater than
$15.0bn

Growth, scale allows:

- Better leveraging of control infrastructure
- Broader lending, revenue streams
- Succession, talent development
- Alignment with strategic priorities

Creating a Platform for Growth

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Delivering Excellence
Natural Next Step

Enhance the customer experience . . .

- **Faster delivery of service** through streamlined processes, improving customer onboarding through account servicing
- **More efficient client coverage model across segments**
- **Deepen customer relationships** across business units, providing additional products to suit needs

...and Improve efficiency of operations

- **Identified run rate benefits ~$27mm**
  ($22mm cost savings, $5mm revenue by 2021)
  - Cost reductions largely completed by Q4 '18
  - Anticipated revenue lift in future years, primarily greater Retail product penetration
  - Investor guidance of 2019 earnings benefit ≥ $20mm will be achieved
- **Work progresses according to plan, potential for further upside**

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Delivering Excellence

Immediate Improvements, Scalable For Future



5 operating model shifts
Front-office sales model
Depth of relationships
Risk Culture
Operations and Technology
Support for business units

Aspiration

- Better align front-office sales to size of opportunity
- Deepen penetration of existing customers, both within and across business units
- Better align processes to the underlying risk to the bank
- Leverage automation to create scalable operations
- Upgrade technology
- Improve saleability of support functions
- Collaborate more closely with business units

Delivering Excellence

Projected Financial Impact


2018
2019
2020
2021
Recurring benefit
$5
$5
$22
$2
$20
$26
$5
$21
$27
$5
$22
Implementation costs
-$22
$-2
$-1
$0
Net impact
-$17
$20
$25
$27
Cost
Revenue

- **Immediate,sustainable profit improvement**
  - Cost reductions largely completed by Q4 '18, reflecting:
    - Closing and consolidation of 19 locations
    - 7% staff reduction, nearly half through attrition
- **Implementation costs of ~ $22mm in 2018, ($2mm in Q3 '18 and $15mm in Q2 '18)**
- **Recurring benefits of $2mm in Q3 '18**
- **1 year earnback period, solely on lower costs**
- **Revenue growth expected to fund future investment needs**

Well-Positioned for Growth, Future Opportunities

Strategy and Future Opportunities

Leveraging Our Strengths

- Engaged, talented team
- Strong balance sheet, well-positioned for raising rates
- Attractive markets, growing opportunities
- Significant capital and liquidity

Environment Creating Opportunities, Consolidation Expected

- Locally, approximately 40 banks between $350mm and $4bn in assets[(1)]
- Opportunities expected in adjacent Midwest markets

We Are a Compelling Partner

- Solid reputation, culture
- Strong capital, capacity, experience

Aligned With Strategic Priorities

- Building the highest quality team
- Diversifying / growing loans and revenues
- Balancing investment and risk

Adjacent Midwest Markets



WI
IA
IL
MI
IN
Iowa City
Moline
Chicago
Grand Rapids
Champaign
Springfield
St Louis
Indianapolis
I74 / I55
90
88
80
55
57
72
70
65
74
64
94
69

Well-positioned for Future Growth, "Delivering Excellence" Provides Further Scale

Source: SNL Financial
Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.
(1) Reflects data for the Chicago-Naperville-Elgin, IL-IN-WI (Metro) MSA.

Overview of Northern States

Transaction Highlights

Compelling Rationale

- Expands Chicagoland presence in attractive Lake County
- Attractive deposit franchise
- Low risk integration

Financially Attractive

- Full year earnings per share accretion estimated at approximately 2% ($0.05) in 2020; ~75% in 2019
- Tangible book value earn back of less than 2.5 years[1]
- Internal rate of return in excess of 20%

Valuation Multiples[2]

- 1.7x tangible book value per share
- Core deposit premium of 10.7%
- 10.8x LTM earnings including fully phased in after-tax cost savings

Conservative Transaction Assumptions

- ~50% reduction in Northern States' total noninterest expense base (phased-in 75% in 2019 and 100% in 2020)

Close Date Financial Snapshot

- $550mm in total assets
- $465mm in deposits, ~75% core
- $305mm in loans

Branch Networks


47
94
Woodstock
McHenry
Grayslake
59
Vernon Hills
Lake Forest
Lake in the Hills
Highland Park
Palatine
Northbrook
Carpentersville
Glenview
Evanston
Elgin
Niles Skokie
Streamwood
Addison
St Charles
Carol Stream
Elmhurst
Geneva
Oak Park
Wheaton
Batavia
Cicero
55
56
110
First Midwest (Northern Region)
Northern States

Acquisition Completed October 12, 2018, Operating Systems Conversion Expected in Q4 '18

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

(1) Using either the "crossover" earn back period (defined as the number of years for pro forma tangible book value per share to exceed projected standalone tangible book value per share) or the "simple" earn back period (defined as dilution to tangible book value per share at close divided by EPS accretion in 2020). Calculations include expected transaction expenses.

(2) Based on First Midwest's closing stock price on date of announcement, June 5, 2018, of $26.73.

Investment Highlights

1. Premier Midwest-based Commercial Bank with Attractive Operational Footprint
2. Relationship-driven Strategy, Supported by Leading Core Deposit Foundation
3. Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
4. Underlying Operating Performance, Aided by "Delivering Excellence"
5. Platform for and Track Record of Integrating Accretive, Attractive Acquisitions

Appendix

Forward-Looking Statements

This presentation, as well as any oral statements made by or on behalf of First Midwest, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "outlook," "predict," "project," "probable," "potential," "possible," "target," "continue," "look "forward" or "assume" and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to our future financial performance, including the related outlook for 2018, the performance of our loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, First Midwest's "Delivering Excellence" initiative, including actions, goals, and expectations, as well as costs and benefits therewith and the timing thereof, anticipated trends in our business, regulatory developments, the impact of tax reform, acquisition transactions, including estimated synergies, cost savings and financial benefits of pending or consummated transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as well as our subsequent filings made with the SEC. However, these risks and uncertainties are not exhaustive. Other sections of such reports describe additional factors that could adversely impact our business and financial performance.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Non-GAAP Financial Information

The Company's accounting and reporting policies conform to GAAP and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes may be useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, ROATCE, adjusted, tax-equivalent NII, NIM, NIM, adjusted, noninterest income, adjusted, noninterest expense, adjusted, TCE to tangible assets, TCE, excluding AOCI, to tangible assets, TCE to RWA, and dividend payout ratio, adjusted.

The Company presents EPS, the efficiency ratio, ROATCE, and dividend payout ratio, all adjusted for certain significant transactions. These transaction include the revaluation of DTAs (Q4 '17), certain actions resulting in securities gains (losses) (Q4 '17 and Q3 '17), a special bonus to colleagues (Q4 '17), a charitable contribution to the First Midwest Charitable Foundation (Q4 '17), acquisition and integration related expenses associated with completed and pending acquisitions (Q3 '17 and Q3 '18), Delivering Excellence implementation costs (Q2 '18 and Q3 '18), and certain income tax benefits aligned with tax reform (Q3 '18). Management believes excluding these transactions from EPS, the efficiency ratio, ROATCE, and dividend payout ratio may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics may enhance comparability for peer comparison purposes.

The Company presents noninterest income, adjusted, which excludes the accounting reclassification and net securities gains, and noninterest expense, adjusted, which excludes the accounting reclassification, Delivering Excellence implementation costs, and acquisition and integration related expenses. Management believes that excluding these items from noninterest income and noninterest expense may be useful in assessing the Company's underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.

The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented at the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time of 35%. Management believes that it is standard practice in the banking industry to present NII and NIM on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In addition, the Company presents tax-equivalent NIM, adjusted, which excludes acquired loan accretion. Management believes this ratio may enhance comparability for peer comparison purposes and may be useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period.

In management's view, TCE measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations for details on the calculation of these measures to the extent presented herein.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Non-GAAP Financial Information

	Quarters Ended				
	Q3 '17	Q4 '17	Q1 '18	Q2 '18	Q3 '18
Efficiency Ratio Calculation					
Noninterest expense	$ 97,190	$ 102,326	$ 95,582	$ 113,416	$ 96,477
Net OREO expense	(657)	(695)	(1,068)	256	413
Acquisition and integration related expenses	(384)	—	—	—	(60)
Special bonus	—	(1,915)	—	—	—
Charitable contribution	—	(1,600)	—	—	—
Delivering Excellence implementation costs	—	—	—	(15,015)	(2,239)
Total noninterest expense for efficiency ratio calculation	$ 96,149	$ 98,116	$ 94,514	$ 98,657	$ 94,591
Tax-equivalent NII[1]	$ 121,935	$ 121,154	$ 119,538	$ 128,442	$ 133,161
Noninterest income	43,348	34,905	35,517	36,947	35,666
Less: net securities (gains) losses	(3,197)	5,357	—	—	—
Total	$ 162,086	$ 161,416	$ 155,055	$ 165,389	$ 168,827
Efficiency ratio	59%	61%	61%	60%	56%

Dollars in thousands
Source: Company filings
Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Non-GAAP Financial Information

	Quarters Ended				
	Q3 '17	Q4 '17	Q1 '18	Q2 '18	Q3 '18
Net Income					
Net income	$ 38,235	$ 2,347	$ 33,510	$ 29,600	$ 53,352
Net income applicable to non-vested restricted shares	(340)	(6)	(311)	(240)	(441)
Net income applicable to common shares	$ 37,895	$ 2,341	$ 33,199	$ 29,360	$ 52,911
DTA revaluations	(2,846)	26,555	—	—	—
(Gains) losses from securities portfolio actions, net of tax	(1,886)	3,161	—	—	—
Acquisition and integration related expenses, net of tax	227	—	—	—	45
Special bonus, net of tax	—	1,130	—	—	—
Charitable contribution, net of tax	—	944	—	—	—
Delivering Excellence implementation costs, net of tax	—	—	—	11,261	1,679
Income tax benefits[2]	—	—	—	—	(7,798)
Total adjustments to net income, net of tax	(4,505)	31,790	—	11,261	(6,074)
Net income applicable to common shares, adjusted	$ 33,390	$ 34,131	$ 33,199	$ 40,621	$ 46,837
EPS					
Net income applicable to common shares	$ 37,895	$ 2,341	$ 33,199	$ 29,360	$ 52,911
Net income applicable to common shares, adjusted	$ 33,390	$ 34,131	$ 33,199	$ 40,621	$ 46,837
Weighted-average common shares outstanding (basic)	101,752	101,766	101,922	102,159	102,178
Dilutive effect of common stock equivalents	20	21	16	—	—
Weighted-average diluted common shares outstanding	101,772	101,787	101,938	102,159	102,178
Basic EPS	$ 0.37	$ 0.02	$ 0.33	$ 0.29	$ 0.52
Diluted EPS	$ 0.37	$ 0.02	$ 0.33	$ 0.29	$ 0.52
Diluted EPS, adjusted	$ 0.33	$ 0.34	$ 0.33	$ 0.40	$ 0.46

Dollars in thousands
Source: Company filings
Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Non-GAAP Financial Information

	Quarters Ended				
	Q3 '17	Q4 '17	Q1 '18	Q2 '18	Q3 '18
Return on Average Tangible Common Equity					
Net income applicable to common shares, adjusted	$ 33,390	$ 34,131	$ 33,199	$ 40,621	$ 46,837
Intangibles amortization, net of tax	1,139	1,066	1,294	1,345	1,329
Net income applicable to common shares, excluding intangible amortization, adjusted	$ 34,529	$ 35,197	$ 34,493	$ 41,966	$ 48,166
Average stockholders' equity	$ 1,855,647	$ 1,880,265	$ 1,873,419	$ 1,890,727	$ 1,909,330
Less: average intangible assets	(751,366)	(749,700)	(753,870)	(753,887)	(752,109)
Average tangible common equity	$ 1,104,281	$ 1,130,565	$ 1,119,549	$ 1,136,840	$ 1,157,221
ROATCE	14.0%	1.2%	12.5%	10.8%	18.6%
ROATCE, adjusted	12.4%	12.4%	12.5%	14.8%	16.5%
Tax-Equivalent NII / NIM					
NII	$ 119,893	$ 119,331	$ 118,563	$ 127,403	$ 132,027
Tax-equivalent adjustment	2,042	1,823	975	1,039	1,134
Tax-equivalent NII[(1)]	$ 121,935	$ 121,154	$ 119,538	$ 128,442	$ 133,161
Less: acquired loan accretion	(7,581)	(6,240)	(5,112)	(4,445)	(4,565)
Tax-equivalent NII, adjusted[(1)]	$ 114,354	$ 114,914	$ 114,426	$ 123,997	$ 128,596
Average interest-earning assets	$ 12,544,134	$ 12,541,073	$ 12,751,526	$ 13,181,410	$ 13,472,619
NIM[(1)]	3.86%	3.84%	3.80%	3.91%	3.92%
NIM, adjusted[(1)]	3.62%	3.64%	3.64%	3.77%	3.79%
Fee Income Ratio					
Noninterest income	$ 43,348	$ 34,905	$ 35,517	$ 36,947	$ 35,666
Less: other noninterest income	(1,846)	(2,476)	(2,471)	(2,121)	(2,164)
Less: securities (gains) losses	(3,197)	5,357	—	—	—
Fee-based revenues	38,305	37,786	33,046	34,826	33,502
Less: Accounting reclassification	(3,699)	(3,338)	—	—	—
Fee-based revenues, adjusted	34,606	34,448	33,046	34,826	33,502
Tax-equivalent net interest income[(1)]	121,935	121,154	119,538	128,442	133,161
Total revenue for fee income ratio	$ 156,541	$ 155,602	$ 152,584	$ 163,268	$ 166,663
Fee income ratio[(3)]	22%	22%	22%	21%	20%

Dollars in thousands
Source: Company filings
Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Non-GAAP Financial Information

	Quarters Ended				
	Q3 '17	Q4 '17	Q1 '18	Q2 '18	Q3 '18
TCE					
Stockholders' equity	$ 1,865,130	$ 1,864,874	$ 1,869,287	$ 1,883,563	$ 1,917,675
Less: goodwill and other intangible assets	(750,436)	(754,757)	(754,814)	(753,020)	(751,248)
Tangible common equity	1,114,694	1,110,117	1,114,473	1,130,543	1,166,427
Less: AOCI	38,036	33,036	57,531	64,400	75,133
Tangible common equity, excluding AOCI	$ 1,152,730	$ 1,143,153	$ 1,172,004	$ 1,194,943	$ 1,241,560
Total assets	$ 14,267,142	$ 14,077,052	$ 14,379,971	$ 14,818,076	$ 14,961,499
Less: goodwill and other intangible assets	(750,436)	(754,757)	(754,814)	(753,020)	(751,248)
Tangible assets	$ 13,516,706	$ 13,322,295	$ 13,625,157	$ 14,065,056	$ 14,210,251
RWA	$ 12,362,833	$ 11,920,372	$ 12,135,662	$ 12,345,200	$ 12,500,342
TCE to tangible assets	8.2%	8.3%	8.2%	8.0%	8.2%
TCE, excluding AOCI to tangible assets	8.5%	8.6%	8.6%	8.5%	8.7%
TCE to RWA	9.0%	9.3%	9.2%	9.2%	9.3%

	Years Ended December 31,				YTD
	2014	2015	2016	2017	September 30, 2018
Dividend Payout Ratio					
Dividends declared per share	$ 0.31	$ 0.36	$ 0.36	$ 0.39	$ 0.33
EPS	$ 0.92	$ 1.05	$ 1.14	$ 0.96	$ 1.13
Diluted EPS, adjusted	$ 1.03	$ 1.13	$ 1.22	$ 1.35	$ 1.18
Dividend payout ratio	33.7%	34.2%	31.6%	40.6%	29.2%
Dividend payout ratio, adjusted	30.1%	31.8%	29.6%	29.0%	28.0%

Dollars in thousands

Source: Company filings

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

(1) Presented on a tax-equivalent basis, assuming the applicable federal income tax rate for each period presented. As a result, interest income and yields on tax-exempt securities and loans subsequent to December 31, 2017 are presented using the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time of 35%.

(2) Includes certain income tax benefits related to preparing the Company's 2017 tax return.

(3) Fee-based revenues, adjusted divided by total revenue for fee income ratio.

Glossary of Terms

Accounting reclassification - As a result of accounting guidance adopted in Q1 '18, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis for the prior year period are presented on a net basis in noninterest income for the current year periods.
ACL - Allowance for credit losses
AOCI - Accumulated other comprehensive income
AUM - Assets under management
bn - Billion
bps - Basis points
C&I - Commercial and industrial
CAGR - Compound annual growth gate
CET1 - Common equity Tier 1
CFPB - Consumer Financial Protection Bureau
Core Deposits - Includes demand, savings, money market, and NOW accounts
CRE - Commercial real estate
DTA - Deferred tax asset
EPS - Earnings per share
First Midwest Bancorp, Inc. - the Company or First Midwest
FTE - Fully tax-equivalent
GAAP - U.S. Generally accepted accounting principles
LTM - Last twelve months
M&A - Merger and acquisition
mm - Million
MSA - Deposit market share
NPAs - Defined as nonaccrual loans + loans 90+ days past due + accruing TDRs + OREO. Purchased credit impaired loans with an accretable yield are considered current and not included in loans 90+ days past due.
NCOs - Net charge-offs
NII - Net interest income
NB&T - NI Bancshares Corporation
NIM - Tax-equivalent net interest margin
Northern States - Northern States Financial Corporation
Premier - Premier Asset Management LLC
PPPLs - Corporate Performing Potential Problem Loans
OREO - Other real estate owned
ROATCE - Return on average tangible common equity
RWA - Risk-weighted assets
SEC - Securities and Exchange Commission
Standard - Standard Banchares, Inc.
Tax reform - Federal income tax reform legislation
TCE - Tangible common equity - represents common stockholders' equity less goodwill and identifiable intangible assets
YTD - Year-to-date